LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

Global oil prices retrenched in the third quarter, reflecting a perceived supply overhang, rising inventory levels and a stronger dollar. West Texas Intermediate (domestic) and Brent (international) crudes hit lows not seen in the past two years, declining 14% and 16%, respectively. Energy equities in the S&P declined 8.6% during the quarter, underperforming the 1.1% rise in the broader S&P 500 Index. This downdraft created opportunities in both sub-sectors and individual stocks during the quarter. Hess Corporation has benefited throughout the year, as the restructuring of the company has been rewarded by investors. We made a strategic decision to reduce our position into this strength. The quarter also brought with it difficulty for refiners. A short-term decline in refining margins caused that sub-sector to lag. As a result of this, we opportunistically added to our holdings in Marathon Petroleum. Marathon is a well-positioned refiner with an extensive transportation and distribution system that enables the company to optimize the supply of crude oil and other feedstocks into its large refining operation.

In Basic Materials, we established a new position in Packaging Corporation of America, a specialty packaging and display company. Recent consolidation in the containerboard industry provides a backdrop for increasing profitability. Additionally, a focus on the specialty end of the box/packaging market and rising internet shipping provides industry-leading margins and growth opportunities. The company is well managed, innovative and positioned to take advantage of positive trends.

For the nine months ended September 30, 2014, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 6.1%. The total return on the market price of the Fund’s shares for the period was 6.3%. These compare to a 0.8% total return for Lipper Global Natural Resources Funds Index over the same time period.

For the twelve months ended September 30, 2014, the Fund’s total return on NAV was 13.5% and on market price was 13.9%. The comparable return for the Lipper Global Natural Resources Funds Index was 4.1%.

Net assets of the Fund at September 30, 2014 were $33.87 per share on 26,652,593 shares outstanding, compared with $32.26 per share at December 31, 2013 on 26,775,228 shares outstanding. On March 3, 2014, a distribution of $0.10 per share was paid, consisting of $0.02 of net investment income, $0.02 of short-term capital gain, and $0.06 of long-term capital gain, all realized in 2013 and taxable in 2014. A 2014 net investment income dividend of $0.10 per share was paid June 2, 2014, and another $0.10 per share net investment income dividend was paid September 2, 2014. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.

Net investment income for the nine months ended September 30, 2014 amounted to $10,062,955, compared with $8,420,706 for the same nine-month period in 2013, equal to $0.38 and $0.32 per share, respectively. Net capital gain realized on investments for the nine months ended September 30, 2014 amounted to $35,728,268, or $1.34 per share.

The Fund repurchased 135,000 shares of its Common Stock during the nine months ended September 30, 2014. The shares were repurchased at an average price of $28.65 and a weighted average discount to NAV of 15.0%, resulting in a $0.03 increase to NAV per share.

Investors can find the Fund’s daily NAV per share, the market price, the discount/premium to NAV per share, and quarterly changes in the portfolio securities on our website at www.peteres.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer

October 9, 2014

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2014	2013
At September 30:
Net asset value per share	$33.87	$31.94
Market price per share	$28.80	$27.06
Shares outstanding	26,652,593	26,125,310
Total net assets	$902,617,273	$834,456,154
Unrealized appreciation on investments	$407,165,374	$360,391,274

For the nine months ended September 30:
Net investment income	$10,062,955	$8,420,706
Net realized gain	$35,728,268	$29,434,265
Cost of shares repurchased	$3,867,668	$5,897,723
Shares repurchased	135,000	222,358
Total return (based on market price)	6.3%	14.4%
Total return (based on net asset value)	6.1%	16.1%

Key ratios:
Net investment income to average net assets (annualized)	1.48%	1.42%*
Expenses to average net assets (annualized)	0.62%	0.82%*
Portfolio turnover (annualized)	15.5%	20.8%
Net cash & short-term investments to net assets	0.9%	0.9%

*	The annualized ratios of net investment income and expenses to average net assets were 1.53% and 0.71%, respectively, after adjusting for non-recurring pension expenses.

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

Year	Income Dividends Per Share	Short-Term Capital Gains Distributions Per Share	Long-Term Capital Gains Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2009	$0.37	$0.14	$0.89	$1.40	6.6%
2010	0.32	0.19	0.76	1.27	5.5
2011	0.39	0.02	1.56	1.97	7.1
2012	0.42	0.01	1.17	1.60	6.4
2013	0.46	0.11	1.31	1.88	7.2

*	The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2012, the average month-end stock price is determined for the calendar year. For 2012 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2012.

PORTFOLIO REVIEW

September 30, 2014

(unaudited)

 TEN LARGEST EQUITY PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$127,760,342	14.2%
Chevron Corp.	88,678,624	9.8
Schlumberger Ltd.	56,946,400	6.3
Halliburton Co.	39,407,224	4.4
Occidental Petroleum Corp.	38,940,750	4.3
LyondellBasell Industries N.V. (Class A)	38,465,640	4.3
EOG Resources, Inc.	35,449,160	3.9
Phillips 66	35,066,970	3.9
Dow Chemical Co.	28,710,900	3.2
Anadarko Petroleum Corp.	27,896,000	3.1

Total	$517,322,010	57.4%

INDUSTRY WEIGHTINGS

SCHEDULE OF INVESTMENTS

September 30, 2014

(unaudited)

	Shares	Value (A)
Common Stocks — 99.1%

Energy — 78.6%
Exploration & Production — 27.4%
Anadarko Petroleum Corp. (E)	275,000	$27,896,000
Cabot Oil & Gas Corp.	339,300	11,091,717
ConocoPhillips	197,000	15,074,440
Energen Corp.	165,000	11,919,600
EOG Resources, Inc.	358,000	35,449,160
EQT Corp.	140,000	12,815,600
Hess Corp.	115,000	10,846,800
Marathon Oil Corp.	571,000	21,463,890
Noble Energy, Inc.	373,500	25,532,460
Oasis Petroleum, Inc. (C) (E)	150,000	6,271,500
Occidental Petroleum Corp.	405,000	38,940,750
Pioneer Natural Resources Co.	99,500	19,598,515
Whiting Petroleum Corp. (C) (E)	140,000	10,857,000

		247,757,432

Integrated Oil & Gas — 25.4%
Chevron Corp. (E)	743,200	88,678,624
Exxon Mobil Corp. (F)	1,358,430	127,760,342
Suncor Energy Inc.	350,000	12,652,500

		229,091,466

Oil Equipment & Services — 18.1%
Baker Hughes, Inc.	30,000	1,951,800
Ensco plc	140,000	5,783,400
Halliburton Co. (E)	610,870	39,407,224
Nabors Industries Ltd.	480,000	10,924,800
National Oilwell Varco, Inc. (E)	250,000	19,025,000
Oil States International Inc. (C)	170,000	10,523,000
Schlumberger Ltd.	560,000	56,946,400
Seadrill Ltd. (B)	200,003	5,352,080
Weatherford International plc (C)	645,000	13,416,000

		163,329,704

Pipelines — 2.6%
Kinder Morgan Inc.	250,000	9,585,000
Williams Companies, Inc.	250,000	13,837,500

		23,422,500

Refiners — 5.1%
Marathon Petroleum Corp.	132,300	11,201,841
Phillips 66	431,275	35,066,970

		46,268,811

Basic Materials — 20.5%
Chemicals — 16.7%
CF Industries Holdings, Inc. (E)	84,069	23,473,746
Dow Chemical Co. (E)	547,500	28,710,900
Eastman Chemical Co. (B)	144,000	11,648,160
FMC Corp.	157,000	8,978,830
LyondellBasell Industries N.V. (Class A)	354,000	38,465,640
Monsanto Co.	194,400	21,871,944
Praxair, Inc.	134,500	17,350,500

		150,499,720

General Industrials — 1.1%
Packaging Corp. of America	160,000	10,211,200

Gold & Precious Metals — 0.6%
SPDR Gold Trust (C) (E)	45,000	5,229,450

Industrial Metals — 1.8%
Freeport-McMoRan Copper & Gold Inc.	487,000	15,900,550

Mining — 0.3%
Peabody Energy Corp.	202,440	2,506,207

Total Common Stocks (Cost $487,010,159)		894,217,040

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2014

(unaudited)

	Principal / Shares	Value (A)
Short-Term Investments — 1.0%
Money Market Account — 1.0%
M&T Bank, 0.10%	$8,841,461	$8,841,461
Money Market Funds — 0.0%
Fidelity Institutional Money Market - Money Market Portfolio (Institutional Class), 0.08% (D)	100,000	100,000

Total Short-Term Investments (Cost $8,941,461)		8,941,461

Securities Lending Collateral — 0.4%
(Cost $4,137,344)
Money Market Funds — 0.4%
Invesco Short-Term Investment Trust - Liquid Assets Portfolio (Institutional Class), 0.06% (D)	4,137,344	4,137,344

Total Investments — 100.5% (Cost $500,088,964)		907,295,845
Cash, receivables, prepaid expenses and other assets, less liabilities — (0.5)%		(4,678,572)

Net Assets — 100.0%		$902,617,273

Notes:

(A)	Common Stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	A portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $31,816,600.
(F)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $28,512,500.

This report is transmitted to the shareholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

OTHER INFORMATION

DIVIDEND PAYMENT SCHEDULE

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.peteres.com under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2014 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.peteres.com under the headings “About Petroleum & Resources” and “Corporate Information”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

OTHER INFORMATION (CONTINUED)

ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO

PRIVACY POLICY

In order to conduct its business, the Fund, through its transfer agent, American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900        (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

PETROLEUM & RESOURCES CORPORATION

Board Of Directors

Enrique R. Arzac [1,3],5	Roger W. Gale [1,3,4,5]
Phyllis O. Bonanno [1,2,5]	Kathleen T. McGahran [1,6]
Kenneth J. Dale [2,3,4]	Craig R. Smith [1,2,5]
Frederic A. Escherich [2,3,4]	Mark E. Stoeckle [1]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee
6.	Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer
Nancy J.F. Prue, CFA	President
James P. Haynie, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Michael A. Kijesky, CFA	Vice President — Research
Michael E. Rega, CFA	Vice President — Research
Christine M. Sloan, CPA	Assistant Treasurer

Stock Data

Market Price (9/30/14)	$28.80
Net Asset Value (9/30/14)	$33.87
Discount:	15.0%

New York Stock Exchange ticker symbol: PEO
NASDAQ Quotation Symbol for NAV: XPEOX

Distributions in 2014

From Investment Income	$0.22
From Net Realized Gains	0.08

Total	$0.30

2014 Dividend Payment Dates

 March 3, 2014

June 2, 2014

September 2, 2014

December 29, 2014*

*Anticipated